UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

Curtiss-Wright Corporation

(Exact Name of Registrant as Specified in its Charter)

DE	1-134	13-0612970
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Waterview Boulevard Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 541-3752

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 10, 2011, the Company's Board of Directors approved an amendment to the Bylaws of the Company to add Article XII, a forum selection provision, naming the Chancery Court of Delaware as the sole and exclusive forum for adjudicating certain disputes with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curtiss-Wright Corporation (Registrant)

Date: May 13, 2011	By:	/s/ Glenn E. Tynan
Vice President and Chief Financial Officer

EXHIBIT INDEX

EX-3.2	Amended By-Laws of Registrant